UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ZYMOGENETICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ZYMOGENETICS, INC.

1201 Eastlake Avenue East, Seattle, Washington 98102

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to Be Held on Wednesday, June 10, 2009

The Proxy Statement, Annual Report to Shareholders and other proxy materials are available at:

http://bnymelon.mobular.net/bnymellon/zgen

ZYMOGENETICS, INC.

BAR CODE RESTRICTED

AREA

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 28, 2009 to facilitate timely delivery.

Dear Shareholder:

On Wednesday, June 10, 2009, ZymoGenetics, Inc. will hold its 2009 Annual Meeting of Shareholders at our headquarters, which are located at 1201 Eastlake Avenue East, Seattle, Washington 98102. The Annual Meeting will begin at 8:00 a.m. Only shareholders owning common stock at the close of business on April 3, 2009 can vote at the Annual Meeting or any adjournments that may take place.

At the Annual Meeting, we will ask you to:

(1) elect four directors nominated by our Board of Directors to hold office until the 2012 Annual Meeting of Shareholders;

(2) ratify the appointment of PricewaterhouseCoopers LLP, independent registered public accountants, to act as our independent auditors for fiscal year 2009; and

(3) transact any other business properly presented at the Annual Meeting.

The Board of Directors recommends that you vote in favor of the proposals outlined in the Proxy Statement.

The Board of Directors has fixed the close of business on April 3, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

You may vote your proxy when you view the materials on the Internet.

You will be asked to enter this 11-digit control number

45555

Shareholders of record as of April 3, 2009 are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person can be found on our website, http://www.zymogenetics.com and in the proxy materials.

Meeting Location:

ZymoGenetics, Inc. Headquarters

1201 Eastlake Avenue East,

Seattle, Washington 98102

The following materials are available for you to review online:

the Company’s 2009 Proxy Statement;

the Company’s Annual Report to Shareholders for the year ended December 31, 2008; and

any amendments to the foregoing materials or additional materials that are required to be furnished to shareholders.

To request a paper or e-mail copy of the Proxy Materials relating to all future meetings of shareholders and for this particular Annual Meeting: (you must reference your 11 digit control number)

Telephone: 1-888-313-0164 (outside of the U.S. and Canada call [201-680-6688]

Email : shrrelations@bnymellon.com

Internet http://bnymellon.mobular.net/bnymellon/zgen

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF

THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. NO OTHER PERSONAL

INFORMATION OTHER THAN THIS REFERENCE NUMBER IS NECESSARY TO EXECUTE A PROXY.

The Proxy Materials for ZymoGenetics, Inc. are available to review at:

http://bnymelon.mobular.net/bnymellon/zgen

Have this notice available when you request a PAPER OR E-MAIL copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this card in hand when you access the above website.

On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares

45555